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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 24, 1999



                              INLAND RESOURCES INC.
             (Exact Name of Registrant as Specified in its Charter)



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
                     Washington                                  0-16487                       91-1307042
            (State or Other Jurisdiction                       (Commission                  (I.R.S. Employer
                 of Incorporation)                             File Number)                Identification No.)


                  410 17th Street
                     Suite 700                                                                    80202
                  Denver, Colorado                                                             (Zip Code)
      (Address of Principal Executive Offices)
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       Registrant's telephone number, including area code: (303) 893-0102



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ITEM 5.  OTHER EVENTS.

         The information in the Press Release dated August 24, 1999 and attached as Exhibit 99.1 hereto is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         The following documents are filed as part of this report.

                  c)       Exhibits
                           99.1       Press Release dated August 24, 1999.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INLAND RESOURCES INC.



Date: August 24, 1999              By: /s/ MICHAEL J. STEVENS
                                      -----------------------------------------
                                        Michael J. Stevens
                                        Vice President, Secretary and Treasurer


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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER
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
99.1     Press Release dated August 24, 1999.
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